EXHIBIT 99.1

LETTER OF TRANSMITTAL

TO TENDER FOR EXCHANGE

9 1/8% SERIES A SECOND PRIORITY SENIOR SECURED FIXED RATE NOTES DUE 2014

and

SERIES A SECOND PRIORITY SENIOR SECURED FLOATING RATE NOTES DUE 2014

and

11 3/8% SERIES A SENIOR SUBORDINATED NOTES DUE 2016

of

VERSO PAPER HOLDINGS LLC

VERSO PAPER INC.

Pursuant to the Prospectus Dated June 29, 2007

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 30, 2007, UNLESS EXTENDED (THE “EXPIRATION DATE”).

The Exchange Agent for the Exchange Offer is:

WILMINGTON TRUST COMPANY

By Registered/Certified Mail: Wilmington Trust Company 1100 North Market Street Rodney Square North Wilmington, DE 19890-1615 Attention of: Corporate Trust Operations	By Facsimile Transmission: (for eligible institutions only) (302) 636-4145 Confirm by Telephone: (302) 636-6470	By Hand/Overnight Delivery: Wilmington Trust Company 1100 North Market Street Rodney Square North Wilmington, DE 19890-1615 Attention of: Corporate Trust Operations

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned hereby acknowledges receipt of the prospectus, dated June 29, 2007, of Verso Paper Holdings LLC, a Delaware limited liability company, and of Verso Paper Inc., a Delaware corporation (together with Verso Paper Holdings LLC, “Verso”), which, together with this letter of transmittal, constitute Verso’s offer to exchange $2,000 in principal amount and any integral multiples of $1,000 in principal amount in excess of $2,000 of its (i) 9 1/8% Series B Second Priority Senior Secured Fixed Rate Notes due 2014 (the “fixed rate exchange notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for each $2,000 in principal amount and any integral multiples of $1,000 in principal amount in excess of $2,000 of its outstanding 9 1/8% Series A Second Priority Senior Secured Fixed Rate Notes due 2014 (the “outstanding fixed rate notes”), of which $350,000,000 aggregate principal amount is outstanding, (ii) Series B Second Priority Senior Secured Floating Rate Notes due 2014 (the “floating rate exchange notes”), which have been registered under the Securities Act, for each $2,000 in principal amount and any integral multiples of $1,000 in principal amount in excess of $2,000 of its outstanding Series A Senior Floating Rate Notes due 2012 (the “outstanding floating rate notes”), of which $250,000,000 aggregate principal amount is outstanding, and (iii) 11 3/8% Series B Senior Subordinated Notes due 2016 (the “senior subordinated exchanges notes” and, together with the fixed rate exchange notes and the floating rate exchange notes, the “exchange notes”), for each $2,000 in principal amount and any integral multiples of $1,000 in principal amount in excess of $2,000 of its outstanding 11 3/8% Series A Senior Subordinated Notes due 2016 (the “outstanding senior subordinated notes” and, together with the outstanding fixed rate notes and the outstanding floating rate notes, the “outstanding notes”), of which $300,000,000 aggregate principal amount is outstanding.

IF YOU DESIRE TO EXCHANGE 9 1/8% SERIES A SECOND PRIORITY SENIOR SECURED FIXED RATE NOTES DUE 2014, SERIES A SECOND PRIORITY SENIOR SECURED FLOATING RATE NOTES DUE 2014 OR 11 3/8% SERIES A SENIOR SUBORDINATED NOTES DUE 2016 FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF 9 1/8% SERIES B SECOND PRIORITY SENIOR SECURED FIXED RATE NOTES DUE 2014, SERIES B SECOND PRIORITY SENIOR SECURED FLOATING RATE NOTES DUE 2014 OR 11 3/8% SERIES B SENIOR SUBORDINATED NOTES DUE 2016, RESPECTIVELY, YOU MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) YOUR OUTSTANDING NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH BELOW CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

This letter of transmittal is to be completed by holders of Verso’s outstanding notes either if certificates representing such outstanding notes are to be forwarded herewith or, unless an agent’s message is utilized, tenders of such outstanding notes are to be made by book-entry transfer to an account maintained by the exchange agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the prospectus under the heading “The Exchange Offer—Book-Entry Transfer.”

The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

Holders that are tendering by book-entry transfer to the exchange agent’s account at DTC can execute the tender though the DTC Automated Tender Offer Program, for which the exchange offer is eligible. DTC participants that are tendering pursuant to the exchange offer must transmit their acceptance through the Automated Tender Offer Program to DTC, which will edit and verify the acceptance and send an agent’s message to the exchange agent for its acceptance.

In order to properly complete this letter of transmittal, a holder of outstanding notes must:

•	complete the box entitled “Description of Notes,”

•	if appropriate, check and complete the boxes relating to guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, and

•	sign the letter of transmittal.

If a holder desires to tender outstanding notes pursuant to the exchange offer and (1) certificates representing such outstanding notes are not immediately available, (2) time will not permit this letter of transmittal, certificates representing such outstanding notes or other required documents to reach the exchange agent on or prior to the expiration date, or (3) the procedures for book-entry transfer (including delivery of an agent’s message) cannot be completed on or prior to the expiration date, such holder may nevertheless tender such outstanding notes with the effect that such tender will be deemed to have been received on or prior to the expiration date if the guaranteed delivery procedures described in the prospectus under “The Exchange Offer—Guaranteed Delivery Procedures” are followed. See Instruction 1 below.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS, AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL OR CHECKING ANY BOX BELOW. The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the prospectus and this letter of transmittal, the Notice of Guaranteed Delivery and related documents may be directed to Wilmington Trust Company, at the address and telephone number set forth on the cover page of this letter of transmittal. See instruction 10 below.

List below the outstanding fixed rate notes, outstanding floating rate notes and outstanding senior subordinated notes to which this letter of transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this letter of transmittal. Tenders of outstanding fixed rate notes, outstanding floating rate notes and outstanding senior subordinated notes will be accepted only in principal amounts equal to $2,000 or integral multiples of $1,000 in excess of $2,000.

DESCRIPTION OF NOTES
TYPE OF NOTE	NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) (PLEASE FILL IN)	SERIES AND CERTIFICATE NUMBER(S)*	AGGREGATE PRINCIPAL AMOUNT REPRESENTED**	PRINCIPAL AMOUNT TENDERED**
9 1/8% Series A Second Priority Senior Secured Fixed Rate Notes

TOTAL PRINCIPAL AMOUNT OF FIXED RATE NOTES

Series A Second Priority Senior Secured Floating Rate Notes

TOTAL PRINCIPAL AMOUNT OF FLOATING RATE NOTES

11 3/8% Series A Senior Subordinated Notes

TOTAL PRINCIPAL AMOUNT OF SENIOR SUBORDINATED NOTES

*	Need not be completed by holders delivering by book-entry transfer (see below).

**	Unless otherwise indicated in the column “Principal Amount Tendered” and subject to the terms and conditions of the exchange offer, the holder will be deemed to have tendered the entire aggregate principal amount represented by each note listed above and delivered to the exchange agent. See Instruction 4.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING THE BOXES BELOW

☐	CHECK HERE IF CERTIFICATES FOR TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK- ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number with DTC:

Transaction Code Number:

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number(s) (if any):

Date of Execution of the Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

If delivered by Book-Entry Transfer, complete the following:

Name of Tendering Institution:

Account Number at DTC:

Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER THAT ACQUIRED YOUR TENDERED OUTSTANDING NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to Verso the principal amount of outstanding notes described above. Subject to, and effective upon, the acceptance for exchange of the outstanding notes tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, Verso all right, title and interest in and to such outstanding notes.

The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of Verso and as trustee under the indentures relating to the outstanding notes) with respect to such tendered outstanding notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the prospectus, to (1) deliver certificates representing such tendered outstanding notes, or transfer ownership of such outstanding notes, on the account books maintained by DTC, and to deliver all accompanying evidence of transfer and authenticity to, or upon the order of, Verso upon receipt by the exchange agent, as the undersigned’s agent, of the exchange notes to which the undersigned is entitled upon the acceptance by Verso of such outstanding notes for exchange pursuant to the exchange offer, (2) receive all benefits and otherwise to exercise all rights of beneficial ownership of such outstanding notes, all in accordance with the terms and conditions of the exchange offer, and (3) present such outstanding notes for transfer, and transfer such outstanding notes, on the relevant security register.

The undersigned hereby represents and warrants that the undersigned (1) owns the outstanding notes tendered and is entitled to tender such outstanding notes, and (2) has full power and authority to tender, sell, exchange, assign and transfer the outstanding notes and to acquire exchange notes issuable upon the exchange of such tendered outstanding notes, and that, when the same are accepted for exchange, Verso will acquire good, marketable and unencumbered title to the tendered outstanding notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right or restriction or proxy of any kind. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the exchange agent or Verso to be necessary or desirable to complete the sale, exchange, assignment and transfer of tendered outstanding notes or to transfer ownership of such outstanding notes on the account books maintained by DTC. The undersigned has read and agrees to all of the terms of the exchange offer.

The undersigned understands that tenders of the outstanding notes pursuant to any one of the procedures described in the prospectus under the caption “The Exchange Offer—Procedures for Tendering Outstanding Notes” and in the instructions to this letter of transmittal will, upon Verso’s acceptance of the outstanding notes for exchange, constitute a binding agreement between the undersigned and Verso in accordance with the terms and subject to the conditions of the exchange offer.

The exchange offer is subject to the conditions set forth in the prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Verso) as more particularly set forth in the prospectus, Verso may not be required to exchange any of the outstanding notes tendered by this letter of transmittal and, in such event, the outstanding notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

Unless a box under the heading “Special Issuance Instructions” is checked, by tendering outstanding notes and executing this letter of transmittal, the undersigned hereby represents and warrants that:

(i) the undersigned or any beneficial owner of the outstanding notes is acquiring the exchange notes in the ordinary course of business of the undersigned (or such other beneficial owner);

(ii) neither the undersigned nor any beneficial owner is engaging in or intends to engage in a distribution of the exchange notes within the meaning of the federal securities laws;

(iii) neither the undersigned nor any beneficial owner has an arrangement or understanding with any person or entity to participate in a distribution of the exchange notes;

(iv) neither the undersigned nor any beneficial owner is an “affiliate,” as such term is defined under Rule 405 promulgated under the Securities Act of 1933, of Verso. Upon request by Verso, the undersigned or such beneficial owner will deliver to Verso a legal opinion confirming it is not such an affiliate;

(v) if the undersigned or any beneficial owner is a resident of the State of California, it falls under the self-executing institutional investor exemption set forth under Section 25102(i) of the Corporate Securities Law of 1968 and Rules 260.102.10 and 260.105.14 of the California Blue Sky Regulations;

(vi) if the undersigned or any beneficial owner is a resident of the Commonwealth of Pennsylvania, it falls under the self-executing institutional investor exemption set forth under Sections 203(c), 102(d) and (k) of the Pennsylvania Securities Act of 1972, Section 102.111 of the Pennsylvania Blue Sky Regulations and an interpretive opinion dated November 16, 1985;

(vii) the undersigned and each beneficial owner acknowledges and agrees that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, or is participating in the exchange offer for the purpose of distributing the exchange notes, must comply with the registration and delivery requirements of the Securities Act in connection with a secondary resale transaction of the exchange notes or interests therein acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission (the “SEC”) set forth in certain no-action letters;

(viii) the undersigned and each beneficial owner understands that a secondary resale transaction described in clause (vii) above and any resales of exchange notes or interests therein obtained by such holder in exchange for outstanding notes or interests therein originally acquired by such holder directly from Verso should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K or the SEC; and

(ix) the undersigned is not acting on behalf of any person or entity who could not truthfully make the foregoing representations.

The undersigned may, IF AND ONLY IF UNABLE TO MAKE ALL OF THE REPRESENTATIONS AND WARRANTIES CONTAINED IN (i)-(ix) ABOVE, elect to have its outstanding notes registered in the shelf registration described in the Registration Rights Agreement, dated as of August 1, 2006, by and among Verso, the guarantors and Credit Suisse Securities (USA) LLC, Lehman Brothers Inc., Citigroup Global Markets Inc., Bank of America Securities LLC, ABN AMRO Incorporated and Fifth Third Securities Inc. in the form filed as an exhibit to the registration statement of which the prospectus is a part. Such election may be made by checking a box under “Special Issuance Instructions” below. By making such election, the undersigned agrees, jointly and severally, as a holder of transfer restricted securities participating in a shelf registration, to indemnify and hold harmless Verso, the guarantors, their respective agents, employees, directors and officers and each Person who controls Verso or any of the guarantors, within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended, against any and all losses, claims, judgments, damages and liabilities whatsoever (including, without limitation, the reasonable legal and other expenses incurred in connection with any matter, including any action that could give rise to such losses, claims, judgments, damages or liabilities) arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the shelf registration statement filed with respect to such outstanding notes or the prospectus or in any amendment thereof or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein based on information relating to the undersigned furnished to Verso in writing by or on behalf of the undersigned expressly for use therein. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Rights Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provision of the Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by reference to the Registration Rights Agreement.

If the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for outstanding notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such exchange notes, however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. If the undersigned is a broker-dealer and outstanding notes held for its own account were not acquired as a result of market-making or other trading activities, such outstanding notes cannot be exchanged pursuant to the exchange offer.

All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

Tendered outstanding notes may be withdrawn at any time prior to 5:00 p.m., New York City time on July 30, 2007, or on such later date or time to which Verso may extend the exchange offer.

Unless otherwise indicated herein under the box entitled “Special Issuance Instructions” below, exchange notes, and outstanding notes not tendered or accepted for exchange, will be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, exchange notes, and outstanding notes not tendered or accepted for exchange, will be delivered to the undersigned at the address shown below the signature of the undersigned. In the case of a book-entry delivery of notes, the exchange agent will credit the account maintained by DTC with any outstanding notes not tendered. The undersigned recognizes that Verso has no obligation pursuant to the “Special Issuance Instructions” to transfer any outstanding notes from the name of the registered holder thereof if Verso does not accept for exchange any of the principal amount of such outstanding notes so tendered.

The exchange notes will bear interest from the most recent interest payment date to which interest has been paid on the outstanding notes or, if no interest has been paid, from August 1, 2007 for the 9 1/8% Series B Second Priority Senior Secured Fixed Rate Notes due 2014, Series B Second Priority Senior Secured Floating Rate Notes due 2014 and 11 3/8% Series B Senior Subordinated Notes due 2016, respectively. Interest on the outstanding notes accepted for exchange will cease to accrue upon the issuance of the exchange notes.

PLEASE SIGN HERE

(To Be Completed By All Tendering Holders

of Outstanding Notes)

This letter of transmittal must be signed by the registered holder(s) of outstanding notes exactly as their name(s) appear(s) on certificate(s) for outstanding notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this letter of transmittal, including such opinions of counsel, certifications and other information as may be required by Verso or the trustee for the outstanding notes to comply with the restrictions on transfer applicable to the outstanding notes. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the exchange agent of such person’s authority to so act. See Instruction 5 below. If the signature appearing below is not of the registered holder(s) of the outstanding notes, then the registered holder(s) must sign a valid power of attorney.

X

X

Signature(s) of Holder(s) or Authorized Signatory

Dated: _______________________, 2007

Name(s):

Capacity:

Address:

(Zip Code)

Area Code and Telephone No.:

GUARANTEE OF SIGNATURE(S)

(If required—see Instructions 2 and 5 below)

Certain Signatures Must be Guaranteed by a Signature Guarantor

(Name of Signature Guarantor Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated: _______________________, 2007

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 4 through 7)

To be completed ONLY if (i) certificates for outstanding notes in a principal amount not tendered are to be issued in the name of, or exchange notes issued pursuant to the exchange offer are to be issued in the name of, someone other than the person or persons whose name(s) appear(s) within this letter of transmittal or issued to an address different from that shown in the box entitled “Description of Notes” within this letter of transmittal, (ii) outstanding notes not tendered, but represented by certificates tendered by this letter of transmittal, are to be returned by credit to an account maintained at DTC other than the account indicated above or (iii) exchange notes issued pursuant to the exchange offer are to be issued by book-entry transfer to an account maintained at DTC other than the account indicated above.

Issue:

☐	Exchange Notes, to:

☐	Outstanding Notes, to:

Name(s)

Address

Telephone Number:

(Tax Identification or Social Security Number)

DTC Account Number:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4 Through 7)

To be completed ONLY if certificates for outstanding notes in a principal amount not tendered, or exchange notes, are to be sent to someone other than the person or persons whose name(s) appear(s) within this letter of transmittal to an address different from that shown in the box entitled “Description of Notes” within this letter of transmittal.

Deliver:

☐	Exchange Notes, to:

☐	Outstanding Notes, to:

Name(s)

Address

Telephone Number:

(Tax Identification or Social Security Number)

Is this a permanent address change? (check one box)

☐  Yes ☐  No

INSTRUCTIONS TO LETTER OF TRANSMITTAL

(Forming part of the terms and conditions of the Exchange Offer)

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OUTSTANDING NOTES. This letter of transmittal is to be completed by holders of outstanding notes if certificates representing such notes are to be forwarded herewith, or, unless an agent’s message is utilized, if tender is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the prospectus under “The Exchange Offer—Procedures for Tendering Outstanding Notes.” For a holder to properly tender outstanding notes pursuant to the exchange offer, a properly completed and duly executed letter of transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, or a properly transmitted agent’s message in the case of a book entry transfer, must be received by the exchange agent at its address set forth herein on or prior to the expiration date, and either (1) certificates representing such outstanding notes must be received by the exchange agent at its address, or (2) such outstanding notes must be transferred pursuant to the procedures for book-entry transfer described in the prospectus under “The Exchange Offer—Book-Entry Transfer” and a book-entry confirmation must be received by the exchange agent on or prior to the expiration date. A holder who desires to tender outstanding notes and who cannot comply with procedures set forth herein for tender on a timely basis or whose outstanding notes are not immediately available must comply with the guaranteed delivery procedures discussed below.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND SOLE RISK OF THE HOLDER AND DELIVERY WILL BE DEEMED TO BE MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, HOLDERS SHOULD USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, HOLDERS SHOULD ALLOW FOR SUFFICIENT TIME TO ENSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION OF THE EXCHANGE OFFER AND PROPER INSURANCE SHOULD BE OBTAINED. HOLDERS MAY REQUEST THEIR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR NOMINEE TO EFFECT THESE TRANSACTIONS FOR SUCH HOLDER. HOLDERS SHOULD NOT SEND ANY OUTSTANDING NOTE, LETTER OF TRANSMITTAL OR OTHER REQUIRED DOCUMENT TO VERSO.

If a holder desires to tender outstanding notes pursuant to the exchange offer and (1) certificates representing such notes are not immediately available, (2) time will not permit such holder’s letter of transmittal, certificates representing such notes or other required documents to reach the exchange agent on or prior to the expiration date, or (3) the procedures for book-entry transfer (including delivery of an agent’s message) cannot be completed on or prior to the expiration date, such holder may nevertheless tender such notes with the effect that such tender will be deemed to have been received on or prior to the expiration date if the guaranteed delivery procedures set forth in the prospectus under “The Exchange Offer—Guaranteed Delivery Procedures” are followed. Pursuant to such procedures, (1) the tender must be made by or through an eligible guarantor institution (as defined below), (2) a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided by Verso herewith, or an agent’s message with respect to a guaranteed delivery that is accepted by Verso, must be received by the exchange agent on or prior to the expiration date, and (3) the certificates for the tendered outstanding notes, in proper form for transfer (or a book-entry confirmation of the transfer of such notes into the exchange agent’s account at DTC as described in the prospectus) together with a letter of transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the letter of transmittal, or a properly transmitted agent’s message, must be received by the exchange agent within three New York Stock Exchange, Inc. trading days after the execution of the notice of guaranteed delivery.

The notice of guaranteed delivery may be delivered by hand or transmitted by facsimile or mail to the exchange agent and must include a guarantee by an eligible guarantor institution in the form set forth in the notice of guaranteed delivery. For outstanding notes to be properly tendered pursuant to the guaranteed delivery procedure, the exchange agent must receive a notice of guaranteed delivery prior to the expiration date. As used herein and in the prospectus, “eligible guarantor institution” means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as “an eligible guarantor institution,” including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

2. GUARANTEE OF SIGNATURES. Signatures on this letter of transmittal must be guaranteed by a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program or by an eligible guarantor institution unless the outstanding notes tendered hereby are tendered (1) by a registered holder of outstanding notes (or by a participant in DTC whose name appears on a security position listing as the owner of such outstanding notes) who has signed this letter of transmittal and who has not completed any of the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions,” on the letter of transmittal, or (2) for the account of an eligible guarantor institution. If the outstanding notes are registered in the name of a person other than the signer of the letter of transmittal or if outstanding notes not tendered are to be returned to, or are to be issued to the order of, a person other than the registered holder or if outstanding notes not tendered are to be sent to someone other than the registered holder, then the signature on this letter of transmittal accompanying the tendered outstanding notes must be guaranteed as described above. Beneficial owners whose notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender outstanding notes. See “The Exchange Offer—Procedures for Tendering Outstanding Notes,” in the prospectus.

3. WITHDRAWAL OF TENDERS. Except as otherwise provided in the prospectus, tenders of outstanding notes may be withdrawn at any time on or prior to the expiration date. For a withdrawal of tendered outstanding notes to be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be received by the exchange agent on or prior to the expiration date at its address set forth on the cover of this letter of transmittal. Any such notice of withdrawal must (1) specify the name of the person who tendered the outstanding notes to be withdrawn, (2) identify the outstanding notes to be withdrawn, including the certificate number or numbers shown on the particular certificates evidencing such notes (unless such notes were tendered by book-entry transfer), the aggregate principal amount represented by such outstanding notes and the name of the registered holder of such notes, if different from that of the person who tendered such notes, (3) be signed by the holder of such outstanding notes in the same manner as the original signature on the letter of transmittal by which such notes were tendered (including any required signature guarantees), or be accompanied by (i) documents of transfer sufficient to have the trustee register the transfer of the outstanding notes into the name of the person withdrawing such notes, and (ii) a properly completed irrevocable proxy authorizing such person to effect such withdrawal on behalf of such holder (unless the outstanding notes were tendered by book entry transfer), and (4) specify the name in which any such outstanding notes are to be registered, if different from that of the registered holder. If the notes were tendered pursuant to the procedures for book-entry transfer sent forth in “The Exchange Offer—Procedures for Tendering Outstanding Notes,” the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of outstanding notes and must otherwise comply with the procedures of DTC. If the outstanding notes to be withdrawn have been delivered or otherwise identified to the exchange agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected.

Any permitted withdrawal of outstanding notes may not be rescinded. Any outstanding notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the exchange offer. However, properly withdrawn outstanding notes may be retendered by following one of the procedures described in the prospectus under the caption “The Exchange Offer—Procedures for Tendering Outstanding Notes” at any time prior to the expiration date.

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by Verso, in its sole discretion, which determination shall be final and binding on all parties.

Neither Verso, any affiliates of Verso, the exchange agent or any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

4. PARTIAL TENDERS. Tenders of outstanding notes pursuant to the exchange offer will be accepted only in principal amounts equal to $2,000 or integral multiples of $1,000 in excess of $2,000. If less than the entire principal amount of any outstanding notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the last column of the box entitled “Description of Notes” herein. The entire principal amount represented by the certificates for all outstanding notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all outstanding notes held by the holder is not tendered, new certificates for the principal amount of outstanding notes not tendered and exchange notes issued in exchange for any outstanding notes tendered and accepted will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the holder unless otherwise provided in the appropriate box on this letter of transmittal (see Instruction 6), as soon as practicable following the expiration date.

5. SIGNATURE ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this letter of transmittal is signed by the registered holder(s) of the outstanding notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of certificates without alteration, enlargement or change whatsoever. If this letter of transmittal is signed by a participant in DTC whose name is shown as the owner of the outstanding notes tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the outstanding notes.

If any of the outstanding notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

If any tendered outstanding notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this letter of transmittal and any necessary accompanying documents as there are different names in which certificates are held.

If this letter of transmittal is signed by the holder, and the certificates for any principal amount of outstanding notes not tendered are to be issued (or if any principal amount of outstanding notes that is not tendered is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account of DTC of the registered holder, and exchange notes exchanged for outstanding notes in connection with the exchange offer are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered outstanding notes nor provide a separate bond power. In any other case (including if this letter of transmittal is not signed by the registered holder), the registered holder must either properly endorse the certificates for outstanding notes tendered or transmit a separate properly completed bond power with this letter of transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such outstanding notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of outstanding notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a signature guarantor or an eligible guarantor institution, unless such certificates or bond powers are executed by an eligible guarantor institution, and must also be accompanied by such opinions of counsel, certifications and other information as Verso or the trustee for the original notes may require in accordance with the restrictions on transfer applicable to the outstanding notes. See Instruction 2.

Endorsements on certificates for outstanding notes and signatures on bond powers provided in accordance with this Instruction 5 by registered holders not executing this letter of transmittal must be guaranteed by an eligible institution. See Instruction 2.

If this letter of transmittal or any certificates representing outstanding notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the exchange agent, in its sole discretion, of their authority so to act must be submitted with this letter of transmittal.

6. SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS. Tendering holders should indicate in the applicable box or boxes the name and address to which outstanding notes for principal amounts not tendered or exchange notes exchanged for outstanding notes in connection with the exchange offer are to be issued or sent, if different from the name and address of the holder signing this letter of transmittal. In the case of issuance in a different name, the taxpayer-identification number of the person named must also be indicated. Holders tendering by book-entry transfer may request that outstanding notes not exchanged be credited to such accounted maintained at DTC as such holder may designate. If no instructions are given, outstanding notes not tendered will be returned to the registered holder of the outstanding notes tendered. For holders of outstanding notes tendered by book-entry transfer, outstanding notes not tendered will be returned by crediting the account at DTC designated above.

7. TRANSFER TAXES. Verso will pay all transfer taxes, if any, required to be paid by Verso in connection with the exchange of the outstanding notes for the exchange notes. If, however, exchange notes, or outstanding notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the outstanding notes tendered, or if a transfer tax is imposed for any reason other than the exchange of the outstanding notes in connection with the exchange offer, then the amount of any transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of the transfer taxes or exemption therefrom is not submitted with the letter of transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.

8. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES. If any certificate representing outstanding notes has been mutilated, lost, stolen or destroyed, the holder should promptly contact the exchange agent at the address indicated above. The holder will then be instructed as to the steps that must be taken in order to replace the certificate. This letter of transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

9. IRREGULARITIES. All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of any tenders of outstanding notes pursuant to the procedures described in the prospectus and the form and validity of all documents will be determined by Verso, in its sole discretion, which determination shall be final and binding on all parties. Verso reserves the absolute right, in its sole and absolute discretion, to reject any or all tenders of any outstanding notes determined by it not to be in proper form or the acceptance of which may, in the opinion of Verso’s counsel, be unlawful. Verso also reserves the absolute right, in its sole discretion subject to applicable law, to waive or amend any of the conditions of the exchange offer or to waive any defect or irregularity in the tender of any particular outstanding notes, whether or not similar defects or irregularities are waived in the case of other tenders. Verso’s interpretations of the terms and conditions of the exchange offer (including, without limitation, the instructions in this letter of transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured within such time as Verso shall determine. Each tendering holder, by execution of a letter of transmittal (or a manually signed facsimile thereof), waives any right to receive any notice of the acceptance of such tender. Tenders of such outstanding notes shall not be deemed to have been made until such irregularities have been cured or waived. Any outstanding notes received by the exchange agent that are not properly tendered and as to which the irregularities have not been cured or waived by Verso will be returned by the exchange agent to the tendering holders, unless such holders have otherwise provided herein, promptly following the expiration date. None of Verso, any of its affiliates, the exchange agent or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to holders for failure to give such notification.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the prospectus, this letter of transmittal and the notice of guaranteed delivery may be directed to the exchange agent at the address and telephone number set forth above. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OUTSTANDING NOTES OR A BOOK ENTRY-CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.